   As filed with the Securities and Exchange Commission on November 27, 2002
================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    Information required in Proxy Statement

                               -----------------

   Schedule 14A Information Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

                               -----------------

                   SMITH BARNEY ADJUSTABLE RATE INCOME FUND
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

   (1) Title of each class of securities to which transaction applies:
      __________________________________________________________________________

   (2) Aggregate number of securities to which transaction applies:
      __________________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      __________________________________________________________________________

   (4) Proposed maximum aggregate value of transaction:
      __________________________________________________________________________

   (5) Total fee paid:
      __________________________________________________________________________

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
      __________________________________________________________________________

   (2) Form, Schedule or Registration Statement No.:
      __________________________________________________________________________

   (3) Filing Party:
      __________________________________________________________________________

   (4) Date Filed:
      __________________________________________________________________________

================================================================================

                   SMITH BARNEY ADJUSTABLE RATE INCOME FUND
                               125 Broad Street
                           New York, New York 10004
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                              November 27, 2002

   Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Smith Barney Adjustable Rate Income Fund (the "Fund") will be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 on January 21, 2003, at 10:00 a.m., local time, for the following purposes:

   (1) To elect eight Trustees of the Fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal; and

   (2) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof. Shareholders of record on November 25, 2002 are entitled to vote at the Special Meeting and any adjournment thereof. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

                            By order of Board of Trustees,

                            Christina T. Sydor
                            Secretary

 SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts
 (1) ABC Corp...................................... ABC Corp.
 (2) ABC Corp...................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............. John Doe
 (4) ABC Corp. Profit Sharing Plan................. John Doe, Director

Fund Accounts
 (1) ABC Fund...................................... Jane B. Doe, Director
 (2) Jane B. Doe, Director u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA......................................... John B. Smith
 (2) Estate of John B. Smith....................... John B. Smith Jr., Executor

                   SMITH BARNEY ADJUSTABLE RATE INCOME FUND
                               125 Broad Street
                           New York, New York 10004

                         ----------------------------

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 21, 2003

                         ----------------------------

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Smith Barney Adjustable Rate Income Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 on January 21, 2003 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   The Board is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve one Proposal (as described below).

   This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed, on or about December 2, 2002, to shareholders of the Fund as of the close of business on November 25, 2002 (the "Record Date"). Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposal will be voted "FOR" the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only shareholders of the Fund as of the Record Date will be entitled to notice of and to vote at the Special Meeting. The number of full and fractional votes to which a shareholder is entitled is set forth on the enclosed proxy card(s).

Cost of Solicitation

   The costs and expenses incurred in connection with the solicitation of proxies on behalf of the Fund for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel will be paid by the Fund. The Fund has engaged Proxy Advantage, a proxy solicitation firm, for its services and will pay Proxy Advantage a fee of approximately $40,000. Proxy Advantage is a division of PFPC Inc.

   Shareholders may vote (1) by phone: call the toll-free number listed on the proxy card and follow the automated instructions. You will need the control number located on your proxy card; (2) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (3) by
Internet:

access the website listed on the proxy card. You will need the control number located on the proxy card; and (4) by fax: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time, before they are voted as described below.

   Any shareholder of the Fund giving a proxy has the power to revoke it by submitting a written notice of revocation to the Fund or by attending the Special Meeting and voting in person. All properly executed proxies received in time for the Special Meeting will be voted as specified on the proxy or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

Quorum

   The holders of a majority of the outstanding shares entitled to vote of the Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken with respect to the Fund on some or all matters if a quorum is present and sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

Vote Required to Approve the Proposal

   Approval of the Proposal requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting of shareholders of the Fund. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on the Proposal.

   All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposal.

   Holders of record of the shares of the Fund at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of the Record Date, there were 160,142,153 outstanding shares of the Fund.

   As of November 25, 2002, to the best knowledge of the Fund and the Board, no shareholders or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund.

   As of November 25, the officers and Trustees of the Fund as a group owned less than 1% of the Fund's outstanding shares.

   The Fund provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of Fund changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund, c/o Smith Barney Adjustable Rate Income Fund, 125 Broad Street, New York, New York, 10004.

                                 PROPOSAL ONE:

           ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF THE FUND

   We are asking shareholders of the Fund to elect Trustees who will constitute the Board of Trustees of the Fund. The shareholders are to consider the election of Allan J. Bloostein, Dwight B. Crane, Paolo Cucchi, Robert Frankel,
R. Jay Gerken, Paul Hardin, William R. Hutchinson and George M. Pavia (the "Trustee Nominees") as Trustees of the Fund. Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia currently serve on the Board of Trustees of the Fund. If elected, Mr. Gerken will be the Chairman of the Fund and will be considered as an "interested person" (an "Interested Trustee"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund. Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia will not be considered as "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees").

   The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee Nominee of the Fund serves or will serve as an officer of the Fund. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other (persons) as the Board of Trustees may recommend.

   Federal law requires that shareholders elect a majority of the Fund's Board of Trustees. Four of seven current Trustees (Messrs. Bloostein, Crane, Frankel and Hutchinson) were elected by shareholders through earlier proxies. However, three of the current Trustees (Messrs. Cucchi, Hardin and Pavia) were nominated and elected by the Fund's Board, but were not elected by shareholders. In light of the recent retirement of a long-serving elected Trustee (Heath B. McLendon), the Board determined that it is appropriate to hold an election now in order to elect Mr. Gerken to the Board and give the Board flexibility in case a current Trustee who was elected by shareholders retires from the Board.

   The following information is provided for each Trustee Nominee and executive officer of the Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Smith Barney Fund Management LLC ("SBFM"), the Fund's investment adviser.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                                        Term of                            Number of
                                        Office                           Portfolios in
                                          and                                Fund
                           Position(s) Length of                            Complex
                            Held with    Time    Principal Occupation(s)  Overseen by  Other Directorships
Name, Address, and Age        Fund      Served*    During Past 5 Years      Trustee      Held by Trustee
----------------------     ----------- --------- ----------------------- ------------- -------------------
INDEPENDENT
 TRUSTEES NOMINEES
Allan J. Bloostein           Trustee     Since    President, Allan J.         35         Taubman Realty
27 West 67th Street                      1992     Bloostein Associates,                  Corporation
Apt. 5FW                                          a consulting firm;
New York, NY 10023                                formerly Vice
Age 72                                            Chairman, May
                                                  Department Stores

Dwight B. Crane              Trustee     Since    Professor--Harvard          51         None
Harvard Business School                  1992     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Paolo Cucchi                 Trustee     Since    Vice President and          7          None
Drew University                          2001     Dean of College of
108 Brothers College                              Liberal Arts at Drew
Madison, NJ 07940                                 University
Age 61

Robert Frankel               Trustee     Since    Managing Partner of         24         None
8 John Walsh Blvd.,                      1994     Robert A. Frankel
Peekskill, NY 10566                               Management
Age 75                                            Consultants

Dr. Paul Hardin              Trustee     Since    Chancellor Emeritus         36         None
12083 Morehead                           2001     and Professor of Law
Chapel Hill, NC 27514-8426                        at the University of
Age 71                                            North Carolina at
                                                  Chapel Hill

William R. Hutchinson        Trustee     Since    President, WR               7          Associate Bank
535 N. Michigan                          1995     Hutchinson &                           and Associated
Suite 1012                                        Associates Inc.;                       Banc-Corp
Chicago, IL 60611                                 formerly Group Vice
Age 60                                            President, Mergers
                                                  and Acquisitions, BP
                                                  AMOCO

                                    Term of                            Number of
                                    Office                           Portfolios in
                                      and                                Fund
                       Position(s) Length of                            Complex
                        Held with    Time    Principal Occupation(s)  Overseen by  Other Directorships
Name, Address, and Age    Fund      Served*    During Past 5 Years      Trustee      Held by Trustee
---------------------- ----------- --------- ----------------------- ------------- -------------------
 George M. Pavia       Trustee       Since    Senior Partner, Pavia         8             None
 600 Madison Avenue                  2001     & Harcourt,
 New York, NY 10022                           Attorneys
 Age 74

INTERESTED
 TRUSTEE NOMINEE
 R. Jay Gerken         Trustee       N/A      Managing Director of        226             None
 Salomon Smith Barney  nominee                Salomon Smith
 399 Park Avenue                              Barney Inc. ("SSB")
 New York, NY 10022                           and President of
 Age 51                                       SBFM and Travelers
                                              Investment Adviser,
                                              Inc. ("TIA")

OFFICERS
 R. Jay Gerken         President     Since    See information             N/A             N/A
 Salomon Smith Barney  and Chief     2002     above
 399 Park Avenue       Executive
 New York, NY 10022    Officer
 Age 51

 David Torchia         Vice          Since    Managing Director of        N/A             N/A
 Salomon Smith Barney  President     2002     SSB
 399 Park Avenue       and
 New York, NY 10022    Investment
 Age 42                Officer

 Theresa M. Veres      Vice          Since    Director of SSB             N/A             N/A
 Salomon Smith Barney  President     2002
 399 Park Avenue       and
 New York, NY 10022    Investment
 Age 36                Officer

 Lewis E. Daidone      Senior        Since    Managing Director of        N/A             N/A
 Salomon Smith Barney  Vice          1993     SSB; Director and
 125 Broad Street      President              Senior Vice President
 New York, NY 10004    and Chief              of SBFM and TIA
 Age 45                Adminis-
                       trative
                       Officer

 Richard Peteka        Treasurer     Since    Director of SSB;            N/A             N/A
 Salomon Smith Barney  and Chief     2002     prior to 1999, Vice
 125 Broad Street      Financial              President and Head
 New York, NY 10004    Officer                of Mutual Fund
 Age 41                                       Administration at
                                              Oppenheimer Capital

                                      Term of                            Number of
                                      Office                           Portfolios in
                                        and                                Fund
                         Position(s) Length of                            Complex
                          Held with    Time    Principal Occupation(s)  Overseen by  Other Directorships
Name, Address, and Age      Fund      Served*    During Past 5 Years      Trustee      Held by Trustee
----------------------   ----------- --------- ----------------------- ------------- -------------------
Kaprel Ozsolak           Controller    Since    Vice President of           N/A              N/A
Salomon Smith Barney                   2002     SSB
125 Broad Street
New York, NY 10004
Age 37

Christina T. Sydor       Secretary     Since    Managing Director of        N/A              N/A
Smith Barney Fund                      1992     SSB; General
  Management LLC                                Counsel and
300 First Stamford Place                        Secretary of SBFM
Stamford, CT 06902                              and TIA
Age 51

--------
* Each Trustee and officer serve until his or her respective successor has been duly elected and qualified.

   The following table shows the amount of equity securities owned by the Trustees Nominees in the Fund and in other investment companies associated by Citigroup, Inc. ("Citigroup") supervised by the Trustees Nominees for the calendar year ended December 31, 2001.

                                              Aggregate Dollar Range of Equity
                                                Securities in All Investment
                                                 Companies Associated with
                             Dollar Range of       Citigroup Overseen or
                            Equity Securities        to be Overseen by
 Name of Trustee or Nominee    in the Fund           Trustee or Nominee
 -------------------------- ----------------- --------------------------------
   Allan J. Bloostein......       None                 Over $100,000
   Dwight B. Crane.........       None                 Over $100,000
   Paolo M. Cucchi.........       None                  $1-$10,000
   Robert A. Frankel.......   Over $100,000            Over $100,000
   Paul Hardin.............    $1-$10,000              Over $100,000
   William R. Hutchinson...       None                  $1-$10,000
   George M. Pavia.........       None                     None
   R. Jay Gerken...........       None                 Over $100,000

   The Fund has no compensation committee, governance committee or nominating committee of the Board or any committees performing similar functions, although the Independent Trustees meet from time to time in executive sessions without the Interested Trustee and other management personnel to discuss regulatory and other matters arising under the 1940 Act which governs many aspects of the Fund's operations.

   The Fund has an audit committee ("Audit Committee") comprised solely of members who are not "interested persons" (as defined in the 1940 Act) of the Fund. The members of the Audit Committee are all Independent Trustees.

   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the Fund's most recent fiscal year, the Audit Committee met twice.

   The Fund also has a pricing committee composed of the Chairman of the Board and one Independent Trustee which is charged with determining fair value prices for securities when required. During the Fund's most recent fiscal year, the pricing committee did not meet.

   No Independent Trustee as of May 31, 2002 owned (nor did certain family members of those Trustees own) securities in SBFM, SSB, or any person directly or indirectly controlling, controlled by, or under common control with SBFM or SSB.

Remuneration

   No director, officer or employee of SSB, SBFM or any of their affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of SSB, SBFM, or any of their affiliates, a fee of $2,500 per annum plus $250 per meeting attended, and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended May 31, 2002 such travel expenses totaled $5,205.

   The following table sets forth the compensation paid by the Fund to each person who was a Trustee during the Fund's last fiscal year:

                                                     Total
                           Aggregate   Pension or Compensation
                          Compensation Retirement  From Fund       Total
                            From the    Benefits    and Fund     Number of
                              Fund     Accrued as Complex for    Funds for
                           For Fiscal   Part of     Calendar   Which Trustee
                           Year Ended     Fund     Year Ended  Serves Within
    Trustee                 5/31/02     Expenses    12/31/01   Fund Complex
    -------               ------------ ---------- ------------ -------------
    Allan J. Bloostein       $3,500        $0       $117,100        35
    Paolo Cucchi             $3,250         0       $ 30,100         7
    Dwight Crane             $3,500         0       $ 90,950        51
    Robert A. Frankel        $3,283         0       $ 77,600        24
    William R. Hutchinson    $3,500         0       $ 43,900         7
    Paul Hardin              $3,250         0       $110,800        36
    George M. Pavia          $3,500         0       $ 40,600         8

--------
At the end of the year in which they attain 80, Fund Trustees are required to change to emeritus status. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the last fiscal year, aggregate compensation paid to Trustees Emeriti, totaled $1,625.

Investment Adviser, Administrator And Distributor

   SBFM, located at 399 Park Avenue, New York, New York 10022, serves as the Fund's investment adviser and administrator. SSB, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's distributor.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Fund's financial statements for its most recent fiscal year were audited by KPMG LLP ("KPMG"), independent auditors. In addition, KPMG prepares the Fund's federal and state annual income tax returns and provides certain non-audit services to the Fund. During the Board's most recent consideration of the selection of auditors for the Fund, the Board considered whether the provision of non-audit services to the Fund was compatible with maintaining KPMG's independence. The Board of Trustees of the Fund has selected KPMG as the independent auditors for the Fund for its fiscal year ending 2003. KPMG has been the independent auditors for the Fund since inception. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

   Representative of KPMG are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are $41,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by KPMG for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, SBFM or entities that control, are controlled by or are under common control with SBFM that provide services to the Fund.

   All Other Fees. There were $19,287 in fees billed by KPMG, for the most recent fiscal year for other services provided to the Fund, SBFM and entities that control, are controlled by or are under common control with SBFM that provide services to the Fund. This amount primarily consists of tax compliance fees of $2,400 and regulatory filing examination fees of $14,000.

Required Vote

   As noted above, approval of the Proposal requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of the Fund. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on the Proposal.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Fund's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGEPAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET).

                            By order of the Board of Trustees,

                            Christina T. Sydor
                            Secretary

Dated: November 27, 2002

                               FORM OF PROXY CARD

                    SMITH BARNEY ADJUSTABLE RATE INCOME FUND


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

   Special Meeting of Shareholders to be held on January 21, 2003 at 10:00 a.m.

The undersigned holder of shares of Smith Barney Adjustable Rate Income Fund (the "Fund") referenced above hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 on January 21, 2003 at 10:00 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

VOTE VIA FACSIMILE:
VOTE VIA INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA TELEPHONE:

CONTROL NUMBER:

Date:    _______________________________ 2003
PLEASE SIGN IN BOX BELOW

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator Director, guardian or corporate officer, please give your full title:


--------------------------------------
Signature(s) Title(s), if applicable

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF SMITH BARNEY ADJUSTABLE RATE INCOME FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

1. Election of Messrs. (01) Bloostein, (02)    For All    Withhold All    For All Except:  To withhold authority
   Crane, (03) Cucchi, (04) Frankel, (05)                                                  to vote, mark "For
   Hardin, (06) Hutchinson, (07)                 [ ]           [ ]             [ ]         All Except" and
   Gerken and (08)                                                                         write the nominee's
   Pavia as Trustees of the Board.                                                         number on the line
                                                                                           below.
                                                                                           ------------------



NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE